Exhibit 99.3

Grace News
Media Relations Rich Badmington T +1 410.531.4370 rich.badmington@grace.com	Investor Relations Tania Almond T +1 410.531.4590 tania.almond@grace.com

Grace Board of Directors Approves
Separation of GCP Applied Technologies

Separation Expected to be Completed on Feb. 3, 2016

COLUMBIA, MD. - Jan. 12, 2016 - W. R. Grace & Co. (NYSE: GRA) today announced that its Board of Directors has approved the previously announced plan to separate Grace’s Construction Products segment and Darex Packaging Technologies business from the remaining businesses of Grace to form GCP Applied Technologies Inc. (“GCP” or “GCP Applied Technologies”). The planned separation, which is expected to be generally tax-free to Grace’s U.S. shareholders, is expected to be completed on Feb. 3, 2016.

“Today's announcement marks another important milestone towards the completion of our business separation, which will create two independent, industry-leading companies,” said Fred Festa, Grace Chairman and Chief Executive Officer. “As independent companies, we believe Grace and GCP will benefit from enhanced strategic, operating, financial, and investment flexibility and are poised to generate significant value for our shareholders. We look forward to completing the final steps in this process.”

GCP Applied Technologies will have customers in more than 110 countries, operations on six continents, and a team of 2,500 employees. Through applied knowledge and service excellence, GCP Applied Technologies will provide premier specialty construction chemicals and specialty building materials for many of the world’s most renowned structures, and packaging technologies for the best-known consumer brands.

After the separation, Grace will own and operate the Company’s existing Catalysts Technologies and Materials Technologies operating segments, excluding the Darex Packaging Technologies business. Grace expects to continue to be a global leader in process catalysts and specialty silicas, and a high margin, technologically advanced business focused on sales and earnings growth, strong cash flow, and high returns on capital.

Transaction Details

The separation will occur by means of a pro rata distribution to Grace shareholders of all of the outstanding shares of GCP Applied Technologies. The distribution remains subject to satisfaction of the conditions described in the preliminary information statement included with GCP’s Registration Statement on Form 10 initially filed on Aug. 5, 2015 with the U.S. Securities and Exchange Commission (the “SEC”).

In the distribution, Grace shareholders will receive one share of GCP Applied Technologies Inc. common stock for every one share of Grace common stock held as of the close of business on Jan. 27, 2016, the record date for the distribution. Subject to the satisfaction of the conditions to the distribution, the distribution of GCP Applied Technologies common stock is expected to occur on Feb. 3, 2016. No fractional shares of GCP Applied Technologies will be issued. Shareholders will receive cash in lieu of fractional shares.

Trading of Grace and GCP Shares

Beginning on or about Jan. 26, 2016, it is expected that “when issued” trading will begin for shares of GCP Applied Technologies common stock on the New York Stock Exchange (“NYSE”) under the ticker symbol “GCP WI”. GCP Applied Technologies common shares are expected to begin “regular way” trading on Thursday, Feb. 4, 2016, on the NYSE under the ticker symbol “GCP”.

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Exhibit 99.3

Also beginning on or about Jan. 26, 2016, and continuing through the distribution date, it is expected that there will be two markets in Grace common stock. Grace shares that trade in the “regular-way” market under the symbol “GRA” will trade with an entitlement to shares of GCP Applied Technologies common stock to be distributed pursuant to the distribution; shares that trade in the “ex-distribution” market under the symbol “GRA WI” will trade without an entitlement to shares of GCP Applied Technologies common stock.

Grace shareholders are urged to consult their financial and tax advisors regarding the particular consequences of the distribution in their situation, including, without limitation, the specific implications of selling GCP Applied Technologies shares and the applicability and effect of any U.S. federal, state, local, and foreign tax laws. Grace shareholders who hold common stock on the record date and decide to sell any of their Grace common stock before the distribution date should consult with their stockbroker, bank, or other nominee to understand whether the shares of Grace common stock will be sold with or without the entitlement to GCP Applied Technologies common stock pursuant to the distribution.

No action is required by Grace shareholders in order to receive GCP Applied Technologies shares in the distribution. Grace expects to mail the information statement regarding the separation to all Grace shareholders entitled to receive GCP Applied Technologies shares in the distribution. The information statement is an exhibit to the Registration Statement on Form 10 filed by GCP Applied Technologies with the SEC, and describes GCP Applied Technologies and its business, including details regarding the separation and distribution and certain risks of owning GCP Applied Technologies shares.

For more information, please consult the full Registration Statement on Form 10 filed by GCP with the SEC at http://www.sec.gov and visit Grace’s Investor Relations site.

About Grace

Grace is a leading global supplier of catalysts; engineered and packaging materials; and specialty construction chemicals and building materials. The company’s three industry-leading business segments-Grace Catalysts Technologies, Grace Materials Technologies, and Grace Construction Products-provide innovative products, technologies, and services that enhance the products and processes of our customer partners in over 155 countries around the world. Grace employs approximately 6,500 people in over 40 countries and had 2014 net sales of approximately $3.2 billion. More information about Grace is available at www.grace.com.

This announcement contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation: risks related to foreign operations, especially in emerging regions; the cost and availability of raw materials and energy; the effectiveness of its research and development and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting Grace’s outstanding indebtedness; developments affecting Grace's funded and unfunded pension obligations; its legal and environmental proceedings; uncertainties that may delay or negatively impact the separation transaction or cause the separation transaction to not occur at all; uncertainties related to the company’s ability to realize the anticipated benefits of the separation transaction; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel during the period leading up to and following the separation transaction; costs of compliance with environmental regulation; and those additional factors set forth in Grace's most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on Grace's projections and forward-looking statements, which speak only as the date thereof. Grace undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement.

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